SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant  [ X ]
Filed by a Party Other Than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for use of the Commission only (as permitted by Rule
       14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                        BANKUNITED FINANCIAL CORPORATION
                        --------------------------------
       (Name of Registrant as Specified in Its Articles of Incorporation)

                             Marsha D. Bilzin, Esq.
                        Camner, Lipsitz and Poller, P.A.
                                550 Biltmore Way
                                    Suite 700
                          Coral Gables, Florida 33134
                          ---------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1)  Title of each class of securities to which transaction applies:
                     --------------------------------
         2)  Aggregate number of securities to which transaction
             applies:
                     -----------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                                                 -------------------------------
         4) Proposed maximum aggregate value of transaction (set forth the amount on which the filing fee is calculated and state how it was determined):
                         ------------------------------------------------
         5)  Total fee paid:
                             ---------------------------------------------------
[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
                                    --------------------------------------------
         2)  Form, Schedule or Registration Statement No.:
                                                          ----------------------
         3)  Filing Party:
                          ------------------------------------------------------
         4)  Date Filed:
                       ---------------------------------------------------------

                                [BankUnited logo]


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          FOR MONDAY, JANUARY 29, 2001


         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of BankUnited Financial Corporation (the "Company") will be held at the JW Marriott Hotel, 1111 Brickell Avenue, Miami, Florida, on Monday, January 29, 2001 at 11:00 a.m., for the following purposes:

                  (1) To elect three Class II directors to serve until 2004;

                  (2) To consider and vote upon approval of amendments to the Company's 1996 Incentive Compensation and Stock Award Plan (the "1996 Plan") to (a) increase the total number of shares of Class A Common Stock and Class B Common Stock (collectively, the "Common Stock") for which awards may be granted under the 1996 Plan, by 850,000 shares to a total of 3,150,000 shares, and (b) limit the number of shares of the Company's stock for which awards in the form of stock options may be granted to any one participant during a calendar year, to 450,000 shares of Stock, as defined under the 1996 Plan, plus the unused portion of the previous year's limit; and

                  (3) To transact such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.

         Pursuant to the Bylaws, the Company's Board of Directors has fixed the close of business on December 13, 2000 as the record date (the "Record Date") for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting.


                                              By Order of the Board of Directors


                                              MARC LIPSITZ
                                              Secretary

Coral Gables, Florida
December 29, 2000

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.

                        BANKUNITED FINANCIAL CORPORATION
                255 Alhambra Circle o Coral Gables, Florida 33134
                            Telephone: (305) 569-2000

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
              to be held at 11:00 a.m. on Monday, January 29, 2001
                            at the JW Marriott Hotel,
                      1111 Brickell Avenue, Miami, Florida


                                  INTRODUCTION

         This Proxy Statement is furnished to stockholders of BankUnited Financial Corporation (the "Company") in connection with the solicitation of proxies for the Annual Meeting of Stockholders to be held on January 29, 2001 (the "Annual Meeting"). The Company's Board of Directors (the "Board" or "Board of Directors") is soliciting proxies for use at the Annual Meeting and at any postponements or adjournments thereof. This Proxy Statement describes the matters to be considered at the Annual Meeting and, together with the proxy card and accompanying reports, will be mailed to the Company's stockholders on or about December 29, 2000.


                       VOTING AND SOLICITATION OF PROXIES

Use of Proxies at the Annual Meeting

         Proxies which are received by the Company prior to the Annual Meeting and not revoked prior to use, will be voted at the Annual Meeting as instructed thereon. Proxies must be in the accompanying form and properly executed. Executed proxies with no instructions indicated thereon will be voted (i) FOR the election of three Class II directors as described below under "Election of Directors;" (ii) FOR the approval of amendments to the Company's 1996 Incentive Compensation and Stock Award Plan (the "1996 Plan") to (a) increase the total number of shares of Class A Common Stock and Class B Common Stock (collectively, the "Common Stock") for which awards may be granted under the 1996 Plan, by 850,000 shares to a total of 3,150,000 shares, and (b) limit the number of shares of the Company's stock for which awards in the form of stock options may be granted to any one participant during a calendar year, to 450,000 shares of Stock, as defined under the 1996 Plan, plus the unused portion of the previous year's limit, and (iii) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Company has not received notice of any stockholders' proposals to be presented at the Annual Meeting prior to the deadline for submission of such proposals as indicated in the Company's Proxy Statement for the 2000 Annual Meeting. The Board of Directors knows of no matters that are to be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. If other matters are properly presented, it is the intention of the persons designated as proxies on the enclosed proxy card to vote as proxies on such matters in accordance with their judgment.


Revocation of Proxies

         A proxy may be revoked at any time prior to the use of such proxy in voting. Any stockholder may revoke a proxy delivered pursuant to this solicitation by delivery of written notice to the Secretary of the Company, by submission of a later-dated proxy card, or by voting in person at the Annual Meeting.

Record Date; Stockholders Entitled to Vote at Annual Meeting

         Holders of record of the Class A Common Stock, the Class B Common Stock, and the Noncumulative Convertible Preferred Stock, Series B (the "Series B Preferred Stock") at the close of business on December 13, 2000 (the "Record Date"), are entitled to notice of and to vote together on each proposal submitted to the stockholders at the Annual Meeting and any postponements or adjournments thereof.

         Each share of Class A Common Stock is entitled to one-tenth of one vote, each share of Class B Common Stock is entitled to one vote and each share of Series B Preferred Stock is entitled to two and one-half votes. As of the Record Date, 17,794,408 shares of Class A Common Stock, 446,262 shares of Class B Common Stock, and 295,821 shares of Series B Preferred Stock were outstanding. The number of shares of Class A Common Stock outstanding includes shares which may be issued in connection with previous mergers, in exchange for outstanding stock certificates of the acquired companies. Under the terms of the merger agreements , the holders of such stock certificates are entitled to vote at the Annual Meeting. As of the Record Date, there were also outstanding 696,117 shares of 9% Noncumulative Perpetual Preferred Stock, which have no voting rights.


Quorum; Adjournment; Vote Required for Approval

         The presence of a quorum at the Annual Meeting will be necessary for action on any proposal. The presence, in person or by proxy, of shares representing at least a majority of the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the meeting.

         Abstentions and broker non-votes are included in the calculation of the number of votes represented at the Annual Meeting for purposes of determining whether a quorum has been achieved. In the event there are not sufficient votes for a quorum, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

          Under applicable Florida law and the provisions of the Company's Articles of Incorporation and Bylaws, the directors nominated for election to the Board, as described under Proposal One, "Election of Directors," must each be elected by the affirmative vote of a plurality of the votes of the shares present in person or by proxy at the Annual Meeting and entitled to vote. Votes withheld for one or more nominees for director and broker non-votes will not be considered affirmative votes for this purpose. Approval of the proposed amendments to the 1996 Plan, described in Proposal Two, which would increase the total number of shares of Common Stock for which awards may be granted under the 1996 Plan, and limit the number of shares of stock for which awards in the form of stock options may be granted to any one participant during a calendar year, each require the affirmative vote of a majority of the votes of the shares present in person or by proxy at the Annual Meeting and entitled to vote. An automated system administered by the Company's transfer agent will tabulate the votes for the Annual Meeting.


Solicitation

         The solicitation of proxies is being made by the Company, and the Company will bear the cost of the solicitation of proxies. In addition to the use of the U.S. mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone, facsimile or telegram. Such persons will receive no additional compensation. The Company will reimburse custodians, brokerage houses, nominees and other fiduciaries for their reasonable expenses in sending the proxy materials to their principals.

         A copy of the Company's 2000 Summary Annual Report to shareholders and a copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000 (the " Form 10-K") is being mailed to stockholders with this Proxy Statement. The Form 10-K was filed with the Securities and Exchange Commission (the "Commission") on December 28, 2000 and includes the consolidated financial statements for the Company for the 2000 fiscal year.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         The Board of Directors will consist of 8 members divided among Class I, Class II and Class III. Pursuant to the Company's Bylaws, the directors of each class serve for a three-year term, with the term of one class expiring at each annual meeting of stockholders. The Board of Directors may elect a new director to the Board during any fiscal year, but that director may serve only until the next annual meeting of stockholders, at which time he or she must be elected by the stockholders in order to continue on the Board.

         In September 2000, Earline G. Ford resigned from the Board of Directors of the Company and BankUnited, FSB ("BankUnited"), and in November 2000, Barry Shulman, A. Frederick Schild and Bruce Friesner also resigned from both Boards. The resignations reflect the Board's decision to reduce its size in order to reduce costs and improve the efficiency of Board functions. At this Annual Meeting, the term of the three directors serving in Class II will expire, and the Board has nominated those directors for reelection to new terms ending in 2004. All three Class II nominees were elected by the stockholders at previous annual meetings.

         Described below is information about each nominee for director. The shares shown on the enclosed proxy card, if the proxy card is returned properly executed, will be voted for the election of all of the nominees proposed by the Board of Directors whose names appear below, unless the proxy card is marked to indicate a vote against any director, or that authorization is expressly withheld. Each of the nominees for director has consented to being named as a nominee in this Proxy Statement and to serve if elected. If any nominee, however, becomes unavailable for any reason, or if a vacancy occurs before the election (which event is not now anticipated), the shares as to which a proxy is granted will be voted, at the discretion of the proxies, for such substitute nominees named by the Board.

         The table describes the periods during which each director has served as a director of the Company or BankUnited. The table also describes each nominee's or director's positions and offices, if any, with the Company and BankUnited, and his or her principal occupation or employment for the past five years or more.



Information About the Nominees
------------------------------

The persons nominated as Class II directors are:

                         Name, Age, Principal Occupation,                                 Director
                       Directorships and Business Experience                                Since
                       -------------------------------------                              --------
Lawrence H. Blum:  Age 57                                                                   1984
         Director  and  Vice  Chairman  of the  Board  of the  Company  (1993  to
         present) and BankUnited  (1984 to present);  Managing  Director (1992 to present)  and  partner  (1974 to  present)  of  Rachlin,  Cohen & Holtz, certified public accountants.

                                                 (Table continued on next page.)


                         Name, Age, Principal Occupation,                                               Director
                       Directorships and Business Experience                                              Since
                       -------------------------------------                                            --------
Alfred R. Camner (1):  Age 56                                                                             1984
         Director,  Chairman of the Board and Chief  Executive  Officer  (1993 to
         present)  and  President  (1993  to  1998)  of  the  Company;  Director,
         Chairman of the Board and Chief Executive  Officer (1984 to present) and
         President  (1984 to 1993,  1994 to 1998) of BankUnited;  Senior Managing
         Director (1996 to present) of Camner,  Lipsitz and Poller,  Professional
         Association,  attorneys-at-law,  and its predecessor, Stuzin and Camner,
         Professional Association,  attorneys-at-law;  Managing Director (1973 to
         1996) of Stuzin and Camner, Professional Association,  attorneys-at-law;
         General  Counsel to CSF  Holdings,  Inc.  and its  subsidiary,  Citizens
         Federal  Bank,  a federal  savings  bank  (1973 to 1996);  Director  and member of the  Executive  Committee  of the Board of  Directors  of Loan
         America  Financial  Corporation,  a national  mortgage  banking  company
         (1985 to 1994);  Director of CSW Associates,  Inc., an asset  management firm (1990 to 1995).

Mehdi Ghomeshi:  Age 44                                                                                   1998
         Director,  President  and Chief  Operating  Officer of the  Company  and
         BankUnited (December 1998 to present);  Market President of NationsBank,
         South  Florida  (January  1998 to December  1998);  President  and Chief
         Operating  Officer  of  Barnett  Bank,  South  Florida  (1996 to  1998);
         Director  of Special  Assets and Risk  Management,  Barnett  Bank,  Inc.
         (1995 to  1996);  Executive  Vice  President,  Commercial  Real  Estate,
         Barnett Bank of South Florida (1993 to 1995).


Information About the Continuing Members of the Board of Directors
------------------------------------------------------------------

         The directors who are not currently standing for election are:


                                                                                                         Term as
                         Name, Age, Principal Occupation,                               Director        Director
                       Directorships and Business Experience                              Since          Expires
                       -------------------------------------                            --------        --------

Current Class I Directors:
--------------------------
Marc D. Jacobson:  Age 58                                                                 1984            2003
        Director  (1993 to present) and Secretary  (1993 to 1997) of the Company;
        Director  (1984 to present) and Secretary  (1985 to 1996) of  BankUnited;
        Senior Vice President of  Head-Beckham  AmerInsurance  Agency,  Inc., and
        its predecessor, Head-Beckham Insurance Agency, Inc. (1990 to present).

Anne W. Solloway (1):  Age 85                                                             1985            2003
        Director  of the  Company  (1993  to  present)  and  BankUnited  (1985 to present); Private investor in Miami, Florida.

Neil H. Messinger, M.D.:  Age 62                                                          1996            2003
        Director of the Company and  BankUnited  (1996 to present);  Radiologist;
        President  (1986 to present)  of  Radiological  Associates,  Professional
        Association;  Chairman  (1986 to present) of Imaging  Services of Baptist
        Hospital.

                                                 (Table continued on next page.)


                                                                                                         Term as
                         Name, Age, Principal Occupation,                               Director        Director
                       Directorships and Business Experience                              Since          Expires
                       -------------------------------------                            --------        --------
Marc Lipsitz:  Age 59                                                                     1996            2003
        Director  (1996  to  present)  and  Secretary  (1997 to  present)  of the
        Company;  Managing  Director  (1996 to  present)  of Camner,  Lipsitz and
        Poller, Professional Association,  attorneys-at-law, and its predecessor,
        Stuzin and Camner,  Professional Association,  attorneys-at-law;  General
        Counsel  of  Jefferson  National  Bank (1993 to 1996);  Partner,  Stroock
        Stroock & Lavan, attorneys-at-law (1991 to 1993).

Current Class III Directors:
---------------------------

Allen M. Bernkrant:  Age 70                                                               1985            2002
        Director  of the  Company  (1993  to  present)  and  BankUnited  (1985 to present); Private investor in Miami, Florida (1990 to present).


-----------------

(1)      Anne W. Solloway is Alfred R. Camner's mother.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.


Meetings and Committees of the Board of Directors

         The Executive Committee is authorized to exercise the powers of the Board of Directors between regular meetings of the Board, including the power to formulate plans, policies and programs for the management, operation and development of the Company and BankUnited. The Executive Committee also selects nominees for election as directors. Alfred R. Camner, Mehdi Ghomeshi, Lawrence Blum and Marc Lipsitz act as the Executive Committee of the Company's Board and, except for Marc Lipsitz, as the Executive Committee of BankUnited's Board. During the 2000 fiscal year, the Executive Committee of the Company and Bank met as required.

         During fiscal 2000, the Compensation Committee recommended compensation for the Chairman of the Board and the President and Chief Operating Officer to the Board, and approved compensation for the other senior and executive officers. Three non-management members of the Board serve as members of the Compensation Committee of the Company and BankUnited: Marc D. Jacobson, Allen M. Bernkrant and Neil H. Messinger.

         The Audit Committee's responsibility is to monitor and oversee management's functions with regard to responsibility for the Company's internal controls and the financial reporting process and the independent accountants' performance of an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuance of a report thereon. Mr. Bernkrant, Mr. Jacobson and Dr. Messinger make up the Board's Audit Committee. Dr. Messinger was elected in December 2000 to replace Bruce Friesner, who served as a member of the Audit Committee during the 2000 fiscal year, prior to his resignation in November 2000. The members of the Audit Committee are not officers or employees of the Company or its subsidiaries, and do not have a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The members of the Audit Committee are independent directors, as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' ("NASD's") listing standards, as modified or supplemented.

         A copy of the written charter of the Audit Committee, which has been adopted by the Company's Board of Directors, is attached as Exhibit A to this Proxy Statement. The Audit Committee had 7 formal meetings in fiscal 2000 and conferred on a regular basis to review internal audit reports.

         The Company's Board of Directors and BankUnited's Board of Directors each held 12 meetings during fiscal 2000. Each continuing director and each current director nominated for reelection attended at least 75% of all meetings of the Company's Board and at least 75% of all meetings of BankUnited's Board during the period in which the director was a member. Each director, except Marc Jacobson, who, due to illness, missed one of the three Compensation Committee meetings held during the year, attended at least 75% of the total number of meetings held by all committees on which he or she served.


Compensation of Directors

         Each director who served on the Company's Board or BankUnited's Board during the 2000 fiscal year received a fee for each Board meeting. Directors who were members of both the Company and BankUnited's Boards received a fee of $1,400 cash and, except for Alfred Camner, Chairman of the Board and Chief Executive Officer, and Mehdi Ghomeshi, President and Chief Operating Officer, an option to purchase 500 shares of Class A Common Stock for each joint meeting of both Boards. If the director was a member of only the Board of the Company or the Board of BankUnited, but not both, or if the meeting was a meeting of the Board of the Company or the Board of BankUnited, but not both, the fee paid consisted of $1,300 cash and an option to purchase 500 shares of Class A Common Stock. Neither Alfred Camner nor Mehdi Ghomeshi received any stock options for directors fees during fiscal 2000. If any director of the Company or BankUnited had more than two unexcused absences from Board meetings during the 2000 fiscal year, that director thereafter received fees only for those meetings which he or she attended.

         During the 2000 fiscal year, non-employee directors who were members of a Board committee or of BankUnited's Community Reinvestment Act Committee received an additional fee per committee meeting attended. From October 1999 to March 2000, the fee was $1,300 cash and an option to purchase 500 shares of Class A Common Stock for each committee meeting attended. Beginning in March 2000, the fee for committee meetings was changed to $600 per hour, with a minimum fee of $300 for one-half-hour or less, and an option to purchase 150 shares of the Company's Class A Common Stock.

                             EXECUTIVE COMPENSATION

Annual Compensation

         The following table describes the compensation earned by the Chairman of the Board, the President and other executive officers of the Company and BankUnited whose total annual salary and bonus exceeded $100,000 during the 2000 fiscal year (the "named executive officers").


                           Summary Compensation Table

                                                                                           Long Term Compensation
                                                                                    ------------------------------------
                                                Annual Compensation                                 Awards
                                    ----------------------------------------------  ------------------------------------
                                                                                                         Securities       All Other
    Name and Principal      Fiscal                                  Other Annual     Restricted Stock   Underlying      Compensation
        Position             Year   Salary($)     Bonus($)(A)     Compensation ($)     Awards         Options/SARs(#)(B)     ($)
---------------------------  ----   ---------    -------------    ----------------  ------------------------------------ -----------
Alfred R. Camner             2000   $366,667      $300,000         $16,500                  - -            75,000         $88,280(E)
  Chairman of the Board and
  Chief Executive Officer    1999   $322,913      $ 13,000         $18,563            $ 245,425(C)        890,651(D)      $63,794
  of the Company and
  BankUnited                 1998   $294,583      $ 15,000         $10,217            $ 396,400(C)        317,310         $72,327

Mehdi Ghomeshi               2000   $366,667      $200,000            - -                   - -            75,000         $46,769(H)
  President and Chief
  Operating Officer          1999   $270,833(F)        - -            - -             $ 357,438(G)        131,800         $26,311
  of the Company and
  BankUnited                 1998        - -           - -            - -                   - -               - -             - -

Michael Clutter              2000   $133,542      $ 40,000            - -                   - -            30,000         $ 8,961(I)
  Executive Vice President,
  Credit Policy and Risk     1999   $ 61,846(F)        - -            - -                   - -            11,500             - -
  Management, of
  BankUnited                 1998        - -           - -            - -                   - -               - -             - -

Janette L. Davis             2000   $140,000      $ 60,000            - -                   - -            30,000         $10,463(I)
  Executive Vice President,
  Retail Banking of          1999   $ 79,615(F)        - -            - -                   - -            11,500             - -
  BankUnited
                             1998        - -           - -            - -                   - -               - -             - -

Vincent F. Post, Jr.         2000   $141,667      $ 50,000            - -                   - -            30,000         $10,463(I)
  Executive Vice President,
  Corporate and Commercial   1999   $102,324(F)        - -            - -                   - -            10,500         $   175
  Real Estate Banking of
  BankUnited                 1998        - -           - -            - -                   - -               - -             - -

--------------------------

Patricia I. Chong            2000   $138,750(J)   $ 45,000            - -                   - -            30,000         $10,518(I)
  Former Executive Vice
  President, Professional/   1999   $ 86,971(J)        - -            - -                   - -            11,500             - -
  Executive and Small
  Business Banking,          1998        - -           - -            - -                   - -               - -             - -
  of BankUnited (J)

#-  Number of shares granted.
$-  Dollar amounts.

(A) Stock bonuses are included at their fair market value on the dates of grant.

(B) All information provided relates to option grants. The Company does not grant stock appreciation rights ("SARs"). All amounts are adjusted for stock splits. The securities underlying options are shares of Class A Common Stock, Class B Common Stock and Series B Preferred Stock. Each share of Series B Preferred Stock is convertible into 1.4959 shares of Class B Common Stock, and each share of Class B Common Stock is convertible into one share of Class A Common Stock.

(C) Includes awards of 25,000 and 20,000 restricted shares of Series B Preferred Stock which were granted for the 1999 and 1998 fiscal years respectively, and which vest over a period of five years from the dates of grant. At the end of fiscal 2000, 30,001 of these shares were still restricted and had a fair market value of approximately $330,791. Dividends may be paid on the restricted stock.

(D) Includes repriced options to purchase 706,250 shares, which were granted over the preceding seven years and amended as to exercise price during the 1999 fiscal year. These repriced options amended existing options and were not granted as new options to purchase additional shares. The repriced options are included only because the Rules require the repriced options to be disclosed as if they were the grant of new options in the year in which they were repriced.

(E) Reflects approximately $60,671 in insurance premiums, Company contributions of approximately $10,809 to the 401(k) Profit Sharing Plan, and $16,800 in cash directors' fees.

(F) Messrs. Ghomeshi, Clutter, Davis and Post joined the Company and/or BankUnited during the 1999 fiscal year, and their fiscal 1999 compensation does not reflect a full year.

(G) Includes total awards of 43,000 restricted shares of Class A Common Stock, which vest over two to five years from the dates of grant. At the end of fiscal 2000, 6,400 of these shares were still restricted and had a fair market value of approximately $47,040. Dividends may be paid on the restricted stock.

(H) Includes approximately $15,119 in life insurance premiums, Company contributions of approximately $14,850 to the 401(k) Profit Sharing Plan and $16,800 in cash directors' fees.

(I)      Reflects Company contributions to the 401(k) Profit-Sharing Plan.

(J) Patricia Chong joined BankUnited during the 1999 fiscal year and her fiscal 1999 compensation does not reflect a full year. Ms. Chong's employment with the Company terminated in September 2000, and information on her compensation is reported here as required by the rules of the Securities and Exchange Commission (the "Rules").

 Compensation Pursuant to Plans

         2000 Stock Option Grants. The following table provides details about stock options granted to the named executive officers during the 2000 fiscal year. In addition, in accordance with the Rules, the table describes the hypothetical gains that would exist for the respective options based on assumed rates of annual compound stock appreciation of 5% and 10% from the date of grant to the end of the option term. These hypothetical gains are based on assumed rates of appreciation. The actual gains, if any, on stock option exercises are dependent on the future performance of the Class A Common Stock, overall stock market conditions, and the named executive officer's continued employment with the Company and BankUnited. As a result, the amounts reflected in this table may not necessarily be achieved.


                    OPTION/SAR GRANTS IN LAST FISCAL YEAR (A)

                                                                                                          Potential Realizable
                                                                                                         Value at Assumed Annual
                                                                                                          Rates of Stock Price
                                               Individual Grants                                       Appreciation for Option Term
                         -------------------------------------------------------------------           ----------------------------
                                                    Percent of Total
                           No. of Securities          Options/SARs      Exercise
                              Underlying               Granted           or Base
                             Options/SARs            to Employees         Price     Expiration
       Name                   Granted(#)            in Fiscal Year      ($/Share)      Date              5%($)           10%($)
-----------------        -------------------       ----------------    ----------     ------           ------------     ------------
Alfred R. Camner               75,000                  12.57%            $ 8.625    11/17/2009           406,816         1,030,952


Mehdi Ghomeshi                 75,000                  12.57%            $ 8.625    11/17/2009           406,816         1,030,952


Michael Clutter                30,000                   5.03%            $ 8.625    11/17/2009           162,726           412,381


Janette L. Davis               30,000                   5.03%            $ 8.625    11/17/2009           162,726           412,381


Vincent F. Post, Jr.           30,000                   5.03%            $ 8.625    11/17/2009           162,726           412,381

--------------------

Patricia I. Chong(B)           30,000                   5.03%            $ 8.625    11/17/2009           162,726           412,381

#- Number of shares underlying options granted.
$- Dollar amounts.
*- Less than 1%.

(A) All information relates to option grants; the Company does not grant SARs. The options permit the holder to purchase the specified number of shares of Class A Common Stock at an exercise price which is at least the fair market value of the Class A Common Stock on the date of grant. The options have terms of 10 years from the original date of grant but may terminate sooner upon termination of the holder's employment or service with the Company or BankUnited. The options vest and become exercisable over a period of five years from the date of grant, but become fully vested and immediately exercisable upon the death or disability of the optionee, or a change in control of the Company. In addition, pursuant to their employment agreements with the Company and BankUnited, options granted to Alfred Camner and Mehdi Ghomeshi may become fully vested and immediately exercisable upon termination by the Company without cause, the Company's failure to extend the officer's employment agreement or in certain other circumstances. The options were granted in the 2000 fiscal year as bonuses for services rendered during the 1999 fiscal year. Options are transferable by will or the laws of descent or distribution, pursuant to the designation of a beneficiary, or as approved by the Compensation Committee of the Company in its sole discretion.

(B) Patricia Chong's employment with the Company terminated in September 2000, and information on her compensation is reported here pursuant to the Rules. Ms. Chong's options expired in October 2000.

    2000 Stock Option Exercises. The named executive officers exercised stock options during the 2000 fiscal year as follows:


                      Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Value (A)

                                                                     Number of
                                                                    Securities                     Value of
                                                                    Underlying                    Unexercised
                                                                    Unexercised                  In-the-Money
                                                                   Options/SARs                  Options/SARs
                                                              at September 30, 2000(#)(A)    at September 30,2000($)(A)
                   Shares Acquired                           -----------------------------   --------------------------
Name                On Exercise(#)      Value  Realized ($)   Exercisable  Unexercisable     Exercisable  Unexercisable
----               -----------------    -------------------   -----------  -------------     -----------  -------------
Alfred R. Camner          238                 $590              963,195       125,000       $556,140           - -

Mehdi Ghomeshi            - -                  - -               43,800       163,000         $7,665       $18,167

Michael Clutter           - -                  - -                2,667        38,833         $1,825        $4,300

Janette L. Davis          - -                  - -                3,100        38,400         $1,825        $4,300

Vincent F. Post, Jr.      - -                  - -                3,233        37,267           $638        $1,925
--------------------
Patricia I. Chong (B)     - -                  - -                3,100        38,400         $1,825        $4,300

#-  Number of shares. Includes shares of Series B Preferred Stock and Class B
    Common Stock on an unconverted basis. See "Compensation Pursuant to Plans-
    -Summary Compensation Table," Note (B), for information on the convertibility of the Class B Common Stock and the Series B Preferred Stock.
$- Dollar amounts. The fair market value of the Class B Common Stock is equal to the market price of the Class A Common Stock, which is publicly traded, and the fair market value of the Series B Preferred Stock is equal to 1.4959 times the market price of the Class A Common Stock.

(A)      All information provided relates to options. The Company does not grant
         SARs.

(B) Patricia Chong's employment with the Company terminated in September 2000, and information on her compensation is reported here pursuant to the Rules. Ms. Chong's options expired in October 2000.


Executive Employment Agreements

         During the 2000 fiscal year the Company and BankUnited had separate employment agreements with Alfred R. Camner. In addition, the Company and BankUnited had a joint employment agreement with Mehdi Ghomeshi, and change of control agreements with Michael Clutter, Janette Davis, Vincent Post, Jr. and Patricia Chong.

         The employment agreements establish the duties and compensation of Mr. Camner and Mr. Ghomeshi, and, together with the change of control agreements, are intended to ensure that the Company and BankUnited will be able to maintain stable and competent executive management. The continued success of the Company and BankUnited depend to a significant degree on the skills and competence of such executive management.

         Mr. Camner's employment agreement with the Company has a five year term which is automatically extended by one additional day each day unless either party elects not to extend the agreement. Mr. Camner's agreement with BankUnited has a three-year term which may be extended by BankUnited's Board.

         Mr. Camner's employment agreements with the Company and BankUnited provide in the aggregate for an annual salary which may be increased by the Board of Directors upon review prior to each anniversary date of the agreement. At fiscal year end, Mr. Camner's annual salary pursuant to the agreements was $375,000. This salary was increased to $425,000 effective December 1, 2000. In addition, Mr. Camner may receive other cash or stock compensation in such amounts as determined by the Board of Directors from time to time. See "Report on Executive Compensation" for additional information on Mr. Camner's compensation. Mr. Camner is also entitled to participate in and receive benefits under any and all employee benefit and compensations plans maintained by and covering similar executives of the Company and BankUnited.

         Mr. Camner's employment agreements provide for termination by the Company or BankUnited at any time for cause, as defined in the agreements. Mr. Camner will be entitled to receive severance benefits upon termination, unless termination occurs because of discharge for cause, death or disability, or, except in certain circumstances specified in the agreement, voluntary resignation. The severance payments and benefits to which Mr. Camner may become entitled include amounts and benefits which are earned and unpaid at the time of termination, and amounts and benefits which would be earned or paid for the remaining 5 year term of the agreement, such as: earned and unpaid compensation and accrued benefits; continuation of insurance benefits for the remaining term of the agreement; lump sum payments for the present value of the total salary, pension benefits and employer defined plan contributions which would have been earned for the remaining term of the agreement; and bonuses and incentive compensation which would have been earned during the remaining term of the agreement. In addition, severance payments include continued provision to Mr. Camner, at the expense of the Company and BankUnited, of certain facilities and services comparable to that provided to Mr. Camner prior to termination.

         Payments to Mr. Camner under his employment agreement with BankUnited will be guaranteed by the Company in the event that payments or benefits are not paid by BankUnited. To the extent that payments under the Company's employment agreement and BankUnited's employment agreement are duplicative, payments due under the Company's employment agreement would be offset by amounts actually paid by BankUnited. The employment agreements also provide for the Company and BankUnited to indemnify Mr. Camner for reasonable costs incurred by him as a result of his good faith efforts to defend or enforce the agreements; provided that he shall have substantially prevailed on the merits.

         Cash and benefits paid to Mr. Camner under the employment agreements together with payment under other benefit plans following a "change in control" of the Company or BankUnited may constitute an "excess parachute" payment under
Section 280G of the Code, resulting in the imposition of a 20% excise tax on the recipient and the denial of the reduction for such excess amounts to the Company and BankUnited. The Company's employment agreement includes a provision indemnifying Mr. Camner on an after-tax basis for any "golden parachute" excise taxes. Mr. Camner's employment agreement with the Company provides for the Company to pay him any severance and related payments, such as the "golden parachute" tax indemnification payments, that may not be paid to him by BankUnited due to applicable regulatory restrictions.

         Mr. Ghomeshi's employment agreement has a thirty month term which is automatically extended for additional 12 month periods unless either party elects not to extend the agreement. The agreement provides for an annual salary, which may be increased each year, but which may not be decreased for any reason. At fiscal year end, Mr. Ghomeshi's salary was $375,000. This salary was increased to $425,000 effective December 1, 2000. In addition, Mr. Ghomeshi will be entitled to an annual merit-based cash bonus and an annual grant of options to purchase shares of Class A Common Stock. Mr. Ghomeshi also received a grant of restricted shares of Class A Common Stock and an option to purchase shares of Class A Common Stock upon execution of the employment agreement. See "Summary Compensation Table," "Option/SAR Grants in Last Fiscal Year" table and footnotes thereto. Mr. Ghomeshi's employment agreement also provides for insurance and other benefits.

         The Company or BankUnited may terminate Mr. Ghomeshi's employment at any time, in which event he will be entitled to receive severance payments and benefits, unless termination is made for cause. If termination occurs upon a change in control, the Company will pay Mr. Ghomeshi a lump sum cash payment equal to three times the sum of his salary for the year in which termination occurs, and his last annual bonus. In addition, Mr. Ghomeshi will have the right to resign and receive any salary, bonus or benefits accrued prior to the date of resignation and the implementation of any vested benefits; provided that he remains employed by the acquiring entity for up to six months, if so requested by the acquiring entity. Mr. Ghomeshi's employment agreement also contains a "gross-up" provision designed to make Mr. Ghomeshi whole for any withholding and excise taxes which may become payable in connection with termination payments.

         The change of control agreement with Ms. Chong is no longer in effect due to her resignation. The change of control agreements with Ms. Davis, Mr. Post and Mr. Clutter do not affect BankUnited's employment rights or obligations with respect to the executive officers prior to a change in control. Each change of control agreement continues in effect until terminated by the parties or until the termination of the officer's employment. Under the change of control agreements, the executive officer would be entitled to severance pay and benefits if BankUnited terminated his employment for a reason other than disability or cause or if the executive officer terminated his employment for good reason during a period following a change in control of the Company or BankUnited. For each executive officer, the severance payment would be a lump sum payment consisting of a year's salary, bonus and other accrued compensation and benefits. Any payments made pursuant to the agreements, however, would be subject to the limitations set forth in
Section 280G of the Internal Revenue Code of 1986, as amended.


Report on Executive Compensation

         The following report of the Compensation Committee and the Board of Directors regarding compensation of the Company's and BankUnited's executive officers, including the Chief Executive Officer, for the fiscal year ended September 30, 2000, is made pursuant to the rules of the Securities and Exchange Commission. The Company and/or BankUnited shall be referred to as the "Company," for the purposes of this report. This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

         General. The Compensation Committee, the Executive Committee and/or the Board of Directors determine the compensation of the Company's executive officers. The Compensation Committee recommends salaries, bonuses and stock options for Alfred R. Camner and Mehdi Ghomeshi to the Board, and the Board approves or rejects such recommendations. The Compensation Committee also approves the salaries, bonuses and stock options for the other executive officers.

         The Company's executive compensation policies are intended to provide incentives for achieving annual and long-term goals and to reward superior corporate and individual performance. During fiscal 2000, compensation of the Company's executive officers consisted of salary, bonuses and stock options. The Board and the Compensation Committee determined compensation by reviewing and considering the accomplishment of a combination of organizational, individual, financial, operational and customer satisfaction objectives. Criteria used in determining and awarding incentive compensation for the 2000 fiscal year were set forth in a compensation policy for executive officers approved by the Compensation Committee in December 1999.

         The Board, the Compensation Committee and/or the Executive Committee adjusted the salaries of executive officers already employed with the Company, and set salaries for new executive officers as hired. The salary paid by the Company is intended to set a base level of income which takes into account the executive officer's responsibilities and qualifications, industry and regulatory standards, prior Company performance and the individual's contributions to that performance, and tenure with the Company. In setting salaries, the Board and the Committee referred to and compared information on employment agreements and compensation arrangements made by other financial institutions with their executive officers, and gave significant consideration to the guidelines provided by Office of Thrift Supervision regulations and guidelines. The Board and the Committee considered the Company's overall performance in fiscal 1999, including, without limitation, the Company's restructuring, income and earnings, control of expenses and development and expansion of its product lines, market areas, strategies and customer relationships. The Board and the Committee evaluated the contributions of each executive officer to those results. For newly hired executive officers, particular consideration was given to past experience, responsibilities and accomplishments in the banking industry. The Board and the Committee also considered the responsibilities and challenges which each executive officer would have during the 2000 fiscal year, given the Company's focus on increasing shareholder value by improving income, profitability and efficiency, reducing operating expenses, expanding and establishing profitable business lines and building customer relationships. Based on these considerations, the Board and the Committee adjusted and set fiscal 2000 salary levels which it believed reasonable and appropriate for the 2000 fiscal year.

         At the beginning of fiscal 2000, prior to adopting the new compensation policy, the Committee and the Board also granted cash and stock bonuses and stock options to employees and executive officers, for services rendered during the 1999 fiscal year. It is the Company's policy to provide incentives based on the Company's results in light of the competitive and other factors affecting the Company's operating environment, and the Compensation Committee determined the amount of annual bonuses and stock options for fiscal 1999 by reviewing the Company's performance for that year. In determining the amount of the incentives to be awarded for fiscal 1999, the Compensation Committee and the Board considered the Company's overall 1999 performance, in particular, the Company's restructuring and progress towards developing into a full service banking institution, in determining the amount of bonuses and options which were granted.

         The Committee and the Board also granted stock options during fiscal 2000 as a means of attracting experienced and high quality executives and relating executives' compensation to the interests of the Company's stockholders. Executive officers hired during the year were granted stock options to purchase Class A Common Stock as an incentive for accepting employment with the Company and/or BankUnited. The stock options were granted in accordance with the Company's Statement of Policy for Stock Options Granted to New Employees, which was previously approved by the Board (the "Statement of Policy"). As provided by the Statement of Policy, the stock options were granted as soon as practicable after commencement of employment, and the number of shares subject to each option was determined by the Committee upon consideration of the prospective executive's qualifications, experience and potential for adding value to the Company's operations and results. The options granted expire 10 years from the date of grant, subject to earlier termination as provided in the option agreements, and generally vest and become exercisable over a period of three years.

         Except in certain circumstances, such as a change in control, awards of options and stock subject to vesting are forfeited as to the portion remaining unvested at the date of termination, if the officer or employee leaves the Company prior to completion of the vesting schedule. The Board believes that these vesting schedules will encourage executive officers to make long-term commitments to the Company.

         Under the new compensation policy adopted in December 1999, the incentive award opportunities for each management and non-management position for the 2000 fiscal year were established based on a multi-tiered participation level; job descriptions determined the tier level of each plan participant. Threshold, goal, and maximum incentive award amounts were developed based on the Company's strategic plan and priorities established by executive management and the Company's Board of Directors. The calculation of actual awards to individuals was based on criteria tied to specific organizational, departmental or individual performance goals and objectives. Annual incentive amounts were tied to an overall assessment of individual performance, with some adjustment based on individual/departmental or bank-wide performance for certain managers.

         The Committee identified a number of performance measures to be used either individually or in combination, and the factors used to evaluate the Company's and individual performance in fiscal year 2000 included, on a Company-wide basis, consolidated net income, and, on a divisional, departmental and/or individual basis, non-interest revenue/income, net non-interest expense control, deposit growth, loan production, customer satisfaction, customer retention, sales and referral revenue, and earnings per share. In general, target goals are set when the Chief Executive Officer and Chief Operating Officer recommend performance targets for the Company to the Board of Directors, and each executive officer and senior manager aligns his or her business goals with corporate objectives. Actual awards are determined when the Company's Compensation Committee approves recommendations relative to the Company's performance.

         Chief Executive Officer's Fiscal 2000 Compensation. As with all of the Company's executive officers, the compensation for Mr. Camner consists of base salary, cash and stock bonuses and stock options. At the beginning of fiscal 2000, Mr. Camner was granted cash and stock bonuses and stock options for services rendered in fiscal 1999 which contributed significantly to the Company's restructuring and development into a full-service banking institution and significant Florida banking franchise. Mr. Camner's salary was also adjusted in consideration of such performance.The Compensation Committee recommended the Chief Executive Officer's salary and the methodology for determining the Chief Executive Officer's annual bonuses and stock options to the Board and these recommendations were then approved by the Board of Directors. For fiscal 2000, the Board and the Compensation Committee considered similar factors in setting Mr. Camner's salary, and in setting criteria for bonuses and stock option awards to Mr. Camner, as for other executive officers, as discussed above. The measuring factors for criteria set by the Compensation Committee for determining Mr. Camner's bonus for the 2000 fiscal year were net income and/or earnings per share.

         The Internal Revenue Code of 1986, as amended, limits the deductibility for federal income tax purposes of annual compensation paid by a publicly held company to its chief executive officer and its four other highest paid executives for amounts greater than $1 million unless certain conditions are met. The Company's compensation levels have been such that the provision has not affected the determination of executive compensation to date. However, the Company closely monitors its compensation levels to determine whether any action becomes necessary or appropriate to comply with the limitations set by the Code. The Board and the Committee reserve the right to use good independent judgment, on a case by case basis, to make nondeductible awards to reward employees for excellent service or to recruit new employees while taking into consideration the financial effects such action may have on the Company.

COMPENSATION COMMITTEE:                         BOARD OF DIRECTORS:
         Allen M. Bernkrant                              Allen M. Bernkrant
         Marc D. Jacobson                                Lawrence H. Blum
         Neil H. Messinger, M.D.                         Alfred R. Camner
                                                         Marc D. Jacobson
                                                         Marc Lipsitz
EXECUTIVE COMMITTEE:                                     Neil H. Messinger, M.D.
         Lawrence H Blum                                 Anne W. Solloway
         Alfred R. Camner
         Mehdi Ghomeshi
         Marc Lipsitz


Report of the Audit Committee

         The following report of the Audit Committee is made pursuant to the rules of the Securities and Exchange Commission. This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

         In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended September 30, 2000 be included in the Company's Annual Report on Form 10-K for the last fiscal year, for filing with the Securities and Exchange Commission.

                                                        AUDIT COMMITTEE
                                                             Allen M. Bernkrant
                                                             Bruce Friesner (1)
                                                             Marc D. Jacobson

(1)      Bruce Friesner resigned from the Audit Committee in November 2000.

Compensation Committee Interlocks and Insider Participation

         As described above under "Election of Directors--Meetings and Committees of the Board of Directors," the current members of the Compensation Committee are Allen M. Bernkrant, Marc D. Jacobson and Neil H. Messinger. See "Certain Relationships and Related Transactions" below for information regarding transactions with Head-Beckham, of which Marc Jacobson is an officer.


Certain Relationships and Related Transactions

         From time to time, BankUnited makes loans in the ordinary course of business to its directors, officers and employees, as well as to members of their immediate families and affiliates, to the extent consistent with applicable laws and regulations. All of such loans are and have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

         During the 2000 fiscal year, the Company and BankUnited employed the law firm of Camner, Lipsitz and Poller, Professional Association, as general counsel. Alfred R. Camner, Chief Executive Officer and Chairman of the Boards of the Company and BankUnited, is the Senior Managing Director of Camner, Lipsitz and Poller. Marc Lipsitz, Corporate Secretary and a member of the Board of the Company, is the Managing Director of Camner, Lipsitz and Poller. During the 2000 fiscal year, the Company paid Camner, Lipsitz and Poller approximately $2.5 million in legal fees from the Company allocable to mortgage loan closings, foreclosures, litigation, corporate and other matters. A substantial portion of the fees allocable to mortgage loan closings are reimbursed by borrowers.

         During the 2000 fiscal year, the Company paid Head-Beckham AmerInsurance Agency, Inc. ("Head-Beckham"), approximately $64,100 in commissions on the Company's and BankUnited's directors' and officers' liability, banker's blanket bond, commercial multi-peril and workers' compensation insurance policies. Marc Jacobson, a director of the Company and BankUnited, is a senior vice president and member of the Board of Directors of Head-Beckham. The Company also paid to American Central Insurance Agency, of which Mr. Jacobson's wife is the president and owner, approximately $46,300 in commissions on health insurance policies obtained through that agency. The Company believes that the commissions paid on policies obtained through Head-Beckham and American Central Insurance Agency are comparable to those that would be paid for policies obtained through unaffiliated agencies.

         During the 1997 fiscal year BankUnited entered into a lease for property located in the West Miami Airport area, on which it opened a branch office. The property is owned by a partnership, which is owned 25% by Alfred Camner, 25% by Charles B. Stuzin, a shareholder shown in the table, "Security Ownership of Certain Beneficial Owners and Management," and the remaining 50% by Ruth Stuzin, Charles B. Stuzin's mother. In December 2000, BankUnited exercised an option under the lease to extend its term through June 30, 2009. Under the new terms of the lease the annual rent for the property is $120,744, which is a reduction of $.50 per square foot from the previous rent, and the lease may be renewed for two additional three-year terms. The lease terms reflect market rates comparable to those prevailing in the area for similar transactions involving non-affiliated parties at the time that the lease was made.

                          STOCK PRICE PERFORMANCE GRAPH

         The following graph presents a comparison of the cumulative total stockholder return on the Company's Class A Common Stock with the Nasdaq Stock Market Index, the selected peer group (the "Peer Group") and the Dow Jones Savings & Loan Index. The Company has selected the Peer Group to consist of the following financial institutions: BankAtlantic Bancorp, Inc., Community Savings Bankshares, Federal Trust Corporation, FFLC Bancorp, Inc., Fidelity Bankshares, Inc., Harbor Florida Bancshares, Inc., Pointe Financial Corporation, Republic Security Financial Corporation, Seacoast Banking Corporation and Republic Bankshares. The Peer Group was chosen because it consists of publicly held financial institutions located in Florida. The total stockholder return as reflected in the Dow Jones Index is not required pursuant to the Rules, but has been included by the Company for the purpose of providing general information which may be of interest to its stockholders. The Dow Jones Savings & Loan Index consists of savings and loans which have large market capitalizations and may not be the best indicator for comparison with the Company's peers.

         This graph assumes that $100 was invested on September 30, 1996 in the Company's Class A Common Stock and in the other indices, and that all dividends were reinvested. The stock price performance shown below is not necessarily indicative of future price performance.

                                                            CUMULATIVE TOTAL RETURN
                                               ---------------------------------------------------
                                                9/95     9/96     9/97     9/98     9/99     9/00
BANKUNITED FINANCIAL CORPORATION               100.00   103.33   175.00   146.67   105.83    98.33
NASDAQ STOCK MARKET (U.S.)                     100.00   118.68   162.92   165.50   270.38   358.89
DOW JONES SAVINGS & LOAN ASSOCIATIONS          100.00   129.77   228.27   194.58   180.91   234.94
PEER GROUP                                     100.00   109.39   208.80   138.87   127.85   110.68

         This graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                                  PROPOSAL TWO

    APPROVAL OF AMENDMENTS TO THE 1996 INCENTIVE COMPENSATION AND STOCK AWARD
                PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES
                     AND ESTABLISH A PER PERSON ANNUAL LIMIT

         The Board of Directors has approved and is submitting for stockholder approval, amendments to the Company's 1996 Plan to increase the number of shares of Common Stock available for the grant of awards under the Plan and establish a limit (the "Annual Limit") on the number of shares for which awards in the form of stock options may be granted under the 1996 Plan to any participant during a calendar year.

         Amendment to Increase the Number of Authorized Shares. The total number of shares of common stock authorized for the issuance of options, stock bonuses, stock awards, restricted stock and restricted stock units under the 1996 Plan (collectively, "Awards") is currently 2,300,000, which is allocated as 2,040,000 shares for the grant of options and 260,000 shares for the grant of all other Awards. The allocations between options and other Awards reflect re-allocations made by the Compensation Committee pursuant to its authority under the Plan, between the number of shares authorized for the grant of options and the number of shares authorized for the grant of all other Awards. The amendment to increase the number of shares authorized for the grant of awards under the 1996 Plan, would change the numbers "2,040,000" and "2,300,000" in the first sentence of Section 5(a) of the 1996 Plan, to "2,890,000" and "3,150,000," respectively. If the amendment is approved, a total of 3,150,0000 shares of the Company's Common Stock will be issuable for the grant of Awards.

         As of December 1, 2000, the Board had approved and granted under the 1996 Plan, Awards for 2,548,969 shares of Common Stock and 544,003 shares of Series B Preferred Stock, of which Awards for 541,051 shares of Common Stock had been forfeited, Awards for 1,199,126 shares of Common Stock and 407,000 shares of Series B Preferred Stock were vested and options for 26,020 shares of Common Stock and 40,000 shares of Series B Preferred Stock had been exercised. As of December 1, 2000, there were 181,185 shares of Common Stock and 105,997 shares of Series B Preferred Stock available for the grant of additional Awards under the 1996 Plan.

         The purpose of the 1996 Plan is to assist the Company and its subsidiaries and affiliates in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors and affiliates. Awards granted under the 1996 Plan enable the grantees to acquire or increase a proprietary interest in the Company, strengthen the mutual interest of the grantees and the Company's stockholders, and provide the grantees with annual and long term performance incentives to create shareholder value. The Board of Directors believes that the purposes of the 1996 Plan and the best interests of the Company and BankUnited will be furthered by increasing the number of shares for which options may be granted. Based upon past practice and an increase in the number of individuals eligible to participate in the 1996 Plan, the Board estimates that the number of shares of Common Stock remaining available under the 1996 Plan will be insufficient to meet the Company's compensation requirements in fiscal 2001 unless the proposed amendment is adopted. Accordingly, the Board of Directors wishes to ensure the continued availability of shares for which Awards may be granted to all eligible current and future officers, directors and employees.

         Although the Company believes it beneficial to increase the aggregate number of shares for which Awards may be granted, the granting and exercise of any such additional Awards may reduce future reportable book value per share, in amounts that cannot be determined at this time. Further, the exercise of such additional Awards would have a dilutive effect on the stock ownership of persons not granted such options.

         Adoption of the proposed amendment to increase the number of shares authorized for the grant of Awards under the 1996 Plan requires the affirmative vote of a majority of the votes of the shares present in person or by proxy at the Annual Meeting and entitled to vote. The 1996 Plan, as amended by the proposed amendments is described below under "Description of the 1996 Plan."


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF PROPOSAL TWO, SUBPART (a), THE AMENDMENT TO THE 1996 INCENTIVE COMPENSATION AND STOCK AWARD PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES.

         Amendment to Establish a Per Person Annual Limit. The amendment to establish a per person annual limit would limit the number of shares for which awards in the form of stock options may be granted to any one participant during a calendar year, to 450,000 shares of Stock, as defined under the 1996 Plan, plus the unused portion of the previous year's limit. The unused portion of the Annual Limit for any calendar year would be carried over and be available in addition to the Annual Limit for the subsequent year. The amendment would number the existing first paragraph of Section 4, captioned, "Generally" as "(a)" and add a new Section 4(b) to the 1996 Plan, to read as follows:

                  4.(b) Annual Per-Person Limitation. Subject to adjustment as hereinafter provided in Sections 5(a) and 5(d), in each calendar year during any part of which the Plan is in effect, a Participant may be granted Awards in the form of Stock Options relating to no more than 450,000 shares of Stock (the "Annual Limit"), plus the amount of the Participant's unused Annual Limit as of the close of the previous year. The Annual Limit shall not apply to Awards other than Stock Options.

         In addition, the amendment would modify the first sentence of Section 5(d) of the 1996 Plan, by inserting a new clause (iii) to read, "(iii) the Annual Limit, number of and kind of shares subject to Stock Options which may be granted pursuant to Section 4(b), and" and by renumbering the current clause
(iii) in that sentence to "(iv)."

         The purpose of the proposed amendment to establish an Annual Limit is to preserve the Company's ability to deduct compensation paid to its employees in the form of stock options as a business expense under the provisions of the Internal Revenue Code and regulations thereunder. The Annual Limit will ensure that stock options granted as compensation under the 1996 Plan will qualify as performance-based compensation as defined under Section 162(m) of the Internal Revenue Code and regulations thereunder. The provision for an annual limit on stock options is a common feature of compensation plans similar to the 1996 Plan, and the Company feels that such a limit would be appropriate for the 1996 Plan.

         Adoption of the proposal to establish a per person annual limit for awards in the form of stock options under the 1996 Plan requires the affirmative vote of a majority of the votes of the shares present in person or by proxy at the Annual Meeting and entitled to vote. The 1996 Plan, as amended by the proposed amendments, is described below under "Description of the 1996 Plan."


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF PROPOSAL TWO, SUBPART (b), THE AMENDMENT TO THE 1996 INCENTIVE COMPENSATION AND STOCK AWARD PLAN TO ESTABLISH A PER PERSON ANNUAL LIMIT.


Description of the 1996 Plan

         The 1996 Plan was adopted by the Board of Directors on November 14, 1996, approved by the stockholders at the 1997 Annual Meeting, and amended by the stockholders at the 1998, 1999 and 2000 Annual Meetings to increase the number of shares available for grant. The flexible terms of the 1996 Plan provide for grants of options, a variety of other stock-related awards, and annual incentive awards that may be settled in part by the grant of stock. The 1996 Plan is intended to permit the Compensation Committee (or the Board or other committee designated by the Board, if it administers the 1996 Plan) (the "Committee") to enter into compensatory arrangements that promote the compensation goals and policies discussed above in the "Compensation Committee Report on Executive Compensation."

         The Board of Directors is requesting stockholder approval of the amendments to the 1996 Plan in order to comply with requirements of The Nasdaq Stock Market, to qualify certain stock options as incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and to comply with other applicable federal and state laws.

         The following is a brief description of the material features of the 1996 Plan, as amended by the proposals. Such description is qualified in its entirety by reference to the full text of the 1996 Plan.

         Shares subject to the 1996 Plan. Under the 1996 Plan, the number of shares of the Company's Common Stock for which options may be granted is 2,890,000 and the number of shares of Common Stock which can be issued in connection with stock awards, stock bonuses, restricted stock and restricted stock units is 260,000. To the extent that the total number of shares of Common Stock does not exceed 3,150,000 the Committee may reallocate the split between the number of shares of Common Stock for which options may be granted and the number of shares of Common Stock which may be issued in connection with stock bonuses, stock awards, restricted stock and restricted stock units in lieu of cash or other stock-based awards. Additionally, the number of shares of Series B Preferred Stock for which Awards may be granted is 650,000.

         Each share of Class B Common Stock is convertible into 1 share of Class A Common Stock and each share of Series B Preferred Stock is convertible into
1.4959 shares of Class B Common Stock which may be converted into Class A Common Stock as stated above. Shares subject to a forfeited or expired Award or to an Award that is settled in cash or otherwise terminated without issuance of shares to the participant again become available under these limitations, but shares withheld by the Company to satisfy withholding tax obligations are treated as issued to the participant under the 1996 Plan. Shares issued under the 1996 Plan may be either newly issued shares or treasury shares. On December 21, 2000 the last reported sale price of the Class A Common Stock, the only publicly traded stock issuable under the 1996 Plan, was $7.0625 per share.

         The Committee is authorized to adjust the number and kind of shares subject to the aggregate share limitations under the 1996 Plan and subject to outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event affects the shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the 1996 Plan. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or to change, in applicable laws, regulations, or accounting principles.

         Eligibility. Executive officers, officers, directors and employees of the Company, including employees of the Company's subsidiaries and affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or its subsidiaries, are eligible to be granted Awards under the 1996 Plan.

         Administration. The 1996 Plan is administered by the Committee. Subject to the terms and conditions of the 1996 Plan, the Committee is authorized to select participants, determine the type and number of Awards to be granted and the number of shares to which Awards will relate, specify times at which Awards will be exercisable or settled (including performance conditions that may be required as a condition thereof), set other terms and conditions of such Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the 1996 Plan, and make all other determinations which may be necessary or advisable for the administration of the 1996 Plan. The 1996 Plan provides that Committee members shall not be personally liable, and shall be fully indemnified, in connection with any action, determination, or interpretation taken or made in good faith under the 1996 Plan.

         Stock Options. The Committee is authorized to grant stock options, including both ISOs which can result in potentially favorable tax treatment to the participant and nonqualified stock options (i.e., options not qualifying as ISOs). The exercise price per share subject to an option is determined by the Committee, but must not be less than the fair market value of a share on the date of grant. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment, generally is fixed by the Committee. Options may be exercised by payment of the exercise price in cash having a fair market value equal to the exercise price, as the Committee may determine from time to time. Methods of exercise and settlement are determined by the Committee.

         Restricted Stock. The Committee is authorized to grant restricted stock. Restricted stock is a grant of shares which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of the specified restricted period. The restricted period is established by the Committee. A participant granted restricted stock generally has all of the rights of a stockholder of the Company, including the right to vote the shares and to receive dividends thereon, unless otherwise determined by the Committee.

         Incentive Awards. The Committee is authorized to grant incentive awards, in the form of stock, upon achievement of pre-established performance objectives.

         Subject to the requirements of the 1996 Plan, the Committee will determine incentive award terms, including the required levels of performance with respect to the business criteria, the corresponding amounts payable upon achievement of such levels or performance, and the extent to which such Awards will be settled in restricted stock.

         Bonus Stock and Awards in Lieu of Cash Obligation. The Committee is authorized to grant shares as a bonus free of restrictions, or to grant shares or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements, subject to such terms as the Committee may specify.

         Other Terms of Awards. Awards may be settled in shares, other Awards, or other property, in the discretion of the Committee. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any shares or other property to be distributed will be withheld (or previously acquired shares or other property surrendered by the participant) to satisfy withholding and other tax obligations.

         Awards under the 1996 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in substitution for other Awards under the 1996 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, awards, or rights as well.

         Acceleration of Vesting. The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions, or the expiration of deferral periods of any Award, and such accelerated exercisability, lapse, and expiration shall occur automatically in the case of a "change in control" of the Company. Subject to certain exceptions, the 1996 Plan defines a "change in control" as (i) if any person, who does not currently hold 10% or more of the combined voting power of the securities of the Company, becomes a beneficial owner of securities representing 50% or more of the combined voting power of the securities of the Company, (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquired 50% or more of the combined voting power of the Company's then outstanding securities; or (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

         Amendment and Termination of the 1996 Plan. The Board of Directors may amend, alter, suspend, discontinue, or terminate the 1996 Plan or the Committee's authority to grant Awards without further stockholder approval, except stockholder approval must be obtained if required by law or regulation or under the rules of any stock exchange or automated quotation system on which the shares are then listed or quoted. Thus, stockholder approval, for example, will be required for any material increase in the number of shares available for award to executive officers under the 1996 Plan, but will not necessarily be required for amendments which might increase the cost of the 1996 Plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board, the 1996 Plan will terminate at such time as no shares remain available for issuance under the 1996 Plan and the Company has no further rights or obligations with respect to outstanding Awards under the 1996 Plan.

         In the event that stockholders do not approve the amendments of the 1996 Plan, certain of the annual performance-based stock option awards which the Compensation Committee contemplates granting under the 1996 Plan for the 2001 fiscal year may not be made.

         Federal Income Tax Implications of the 1996 Plan. The following is a brief description of the Federal income tax consequences generally arising with respect to Awards under the 1996 Plan.

         The grant of an option will create no tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply). Upon exercising an option other than an ISO, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable Shares acquired on the date of exercise.

         Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the Shares at the date of exercise of the ISO minus the exercise price or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. Otherwise, a participant's disposition of shares acquired upon the exercise of an option generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (generally, the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

         The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with options. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the applicable ISO holding periods prior to disposition of the shares.

         With respect to Awards granted under the 1996 Plan that may be settled in shares or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property received. The Company generally will be entitled to a deduction for the same amount. With respect to Awards involving shares or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property becomes transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits such shares or other property he would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he previously paid tax. The participant must file such election with the Internal Revenue Service within 30 days of the receipt of the shares or other property.

         The foregoing discussion, which is general in nature, is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 1996 Plan. Different tax rules may apply, including in the case of variations in transactions that are permitted under the 1996 Plan (such as payment of the exercise price of an option by surrender of previously acquired shares), and with respect to a participant who is subject to Section 16 of the Exchange Act when he or she acquires shares in a transaction that would otherwise result in taxation within six months after the grant of the Award. This discussion does not address the effects of other federal taxes (including possible "golden parachute" excise taxes) or taxes imposed under state, local, or foreign tax laws. Accordingly, participants are urged to consult a tax advisor as to their individual circumstances.

         Options Under the 1996 Plan. Over the approximately four-year period from inception to December 1, 2000, the following persons and groups of persons have received options under the 1996 Plan to purchase the shares shown below:


                   Name and Position                                                 Number of Shares

         Alfred R. Camner                                                156,369  Class A Common Stock
         Chairman and Chief Executive Officer                            176,500  Class B Common Stock
            of the Company and BankUnited                                497,000  Series B Preferred Stock

         Mehdi Ghomeshi                                                  281,800  Class A Common Stock
         President and Chief Operating Officer

         Vincent F. Post, Jr.                                             70,500  Class A Common Stock
         Executive Vice President of BankUnited

         Michael Clutter                                                  71,500  Class A Common Stock
         Executive Vice President, Credit Policy
         and Risk Management, of BankUnited

         Janette L. Davis                                                 71,500  Class A Common Stock
         Executive Vice President, Retail Banking, of BankUnited

         Patricia I. Chong                                                41,500  Class A Common Stock
         Former Executive Vice President, Professional/
         Executive and Small Business Banking, of BankUnited(1)

         All current Executive Officers as a                             926,978  Class A Common Stock
                  group (10 in number)                                   176,500  Class B Common Stock
                                                                         497,000  Series B Preferred Stock

         All current Non-Executive Officer                                79,917  Class A Common Stock
                  Directors as a group (4 in number)

         Nominees:

           Lawrence H. Blum                                               79,789  Class A Common Stock

           Alfred R. Camner                                              See above

           Mehdi Ghomeshi                                                See above

         Each other person who has or will receive 5% of such options     22,569  Class A Common Stock
                                                                         136,000  Class B Common Stock

         Each other associate of such directors, executive officers          - -
           and nominees

         All other current Employees                                   1,486,991  Class A Common Stock
           (Including current officers who are not executive officers of the Company approximately 283 in number)

(1)  Patricia  Chong's  employment  with  the  Company  terminated  in  September  2000,  and  information  on  her compensation is reported here pursuant to the Rules.  Ms. Chong's options expired in October 2000.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of December 1, 2000 (except where a different date is indicated) concerning (i) each director of the Company; (ii) each of the named executive officers; (iii) all directors and executive officers of the Company and BankUnited as a group; and (iv) each other person known to management of the Company to be the beneficial owner, as such term is defined in Rule 13d-3 under the Exchange Act, of more than 5% of the outstanding shares of any class of the Company's voting securities, according to filings by such persons with the Securities and Exchange Commission. The table includes only those options which may be exercised within 60 days and, therefore, does not include certain options granted to executive officers, which generally become exercisable over a period of three to five years.


                                      Amount                     Amount                       Amount
                                    and Nature                 and Nature                   and Nature
                                   of Beneficial Percent of   of Beneficial   Percent of   of Beneficial Percent of
                                     Ownership    Series B      Ownership       Class B     Ownership     Class A
                                    of Series B   Preferred    of Class B       Common      of Class A    Common
                                     Preferred      Stock        Common          Stock        Common       Stock
        Name and Address             Stock(1)    Outstanding    Stock(1)      Outstanding    Stock(1)    Outstanding
------------------------------------------------ ----------- --------------   -----------  ------------  -----------

Directors and Named Executive
Officers:
Allen M. Bernkrant                   23,560            7.96%      37,860           7.86%    117,581           *
P.O. Box 56-1122                                                                             (2)(3)
Miami, FL 33256-1122


Lawrence H. Blum                     23,560            7.96%      65,856          13.68%    247,350           1.38%
SunTrust Building - 10th Floor                                                            (2)(3)(8)
1 Southeast Third Avenue
Miami, FL 33131


Alfred R. Camner (4)                588,349           83.71%   1,705,637          91.11%  1,959,611          10.04%
255 Alhambra Circle                  (5)(6)                    (5)(6)(7)                  (2)(5)(6)
Coral Gables, FL 33134                                                                       (7)(8)


Michael Clutter                         - -          - -             - -             - -     24,466           *
255 Alhambra Circle                                                                          (2)(8)
Coral Gables, FL 33134


Janette Davis                           - -          - -             - -             - -     10,600           *
255 Alhambra Circle                                                                          (2)(8)
Coral Gables, FL 33134


Mehdi Ghomeshi                          - -          - -             - -             - -    127,008           *
255 Alhambra Circle                                                                          (2)(8)
Coral Gables, FL 33134


Marc D. Jacobson                     10,000            3.38%      44,040           9.55%    156,781           *
3050 Biscayne Boulevard                                                                      (2)(3)
Fourth Floor
Miami, FL 33137


Marc Lipsitz                            - -          - -             500             *       57,952           *
550 Biltmore Way                                                                             (2)(3)
Suite 700
Coral Gables, FL  33134
                                                                                                 (Footnotes following.)



                                      Amount                     Amount                       Amount
                                    and Nature                 and Nature                   and Nature
                                   of Beneficial Percent of   of Beneficial   Percent of   of Beneficial  Percent of
                                     Ownership    Series B      Ownership       Class B     Ownership      Class A
                                    of Series B   Preferred    of Class B       Common      of Class A     Common
                                     Preferred      Stock        Common          Stock        Common       Stock
        Name and Address             Stock(1)    Outstanding    Stock(1)      Outstanding    Stock(1)    Outstanding(1)
       ----------------------     -------------  -----------   ------------   -----------   -----------  ---------------
Directors and Named Executive
Officers:
Neil Messinger, M.D.                    - -          - -             - -           - -         29,575           *
10801 S.W. 93rd Court                                                                          (2)(3)
Miami, FL  33176


Vincent Post, Jr.                       - -          - -             - -           - -         11,597           *
255 Alhambra Circle                                                                            (2)(8)
Coral Gables, FL 33134


Anne W. Solloway (4)                    - -          - -          14,469             3.24%     36,886           *
8124 S.W. 87th Terrace                                                                            (2)
Miami, FL 33143


Patricia Chong (9)                      - -          - -             - -           - -          3,000           *
255 Alhambra Circle
Coral Gables, FL 33134


All Current Directors and           645,469           91.84%   1,853,894            94.71%  2,755,621          13.81%
Executive Officers of the            (5)(6)                    (5)(6)(7)                       (2)(5)
Company and BankUnited                                                                         (6)(7)
as a group (14 persons)

Other 5% Owners:

Earline G. Ford                       5,000            1.69%     478,504            57.38%    524,997           2.87%
255 Alhambra Circle                                                 (10)                         (10)
Coral Gables, FL 33134

Phillip Frost, M.D.(11)                 - -          - -             - -           - -      1,212,874           6.83%
4400 Biscayne Boulevard                                                                           (3)
Miami, Florida 33137


Charles B. Stuzin                    16,560            5.60%      29,772             6.25%    147,922           *
550 Biltmore Way                                                    (12)                          (3)
Suite 70
Coral Gables, Florida 33134


Thomson, Horstmann & Bryant, Inc. (13)  - -          - -             - -           - -        976,600           5.50%
Park 80 West, Plaza Two
Saddle Brook, NJ 07663


Dimensional Fund Advisors, Inc. (14)    - -          - -             - -           - -      1,226,170           6.90%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

*     Less than 1%                                                                           (Footnotes following.)

(1) The nature of the reported beneficial ownership is unshared voting and investment power unless otherwise indicated in the footnotes to this table. Beneficial ownership reported for each class shown includes shares issuable upon conversion of shares of other classes of stock, shares which may be acquired upon the exercise of options exercisable within 60 days, and shares owned jointly or indirectly with or through a family member, trust, corporation, partnership or other legal organization. Each share of Series B Preferred Stock is convertible into 1.4959 shares of Class B Common Stock. Each share of Class B Common is Stock convertible into one share of Class A Common Stock.

(2) Includes shares of Class A Common Stock which may be acquired by the following persons, in the amounts indicated, through the exercise of options exercisable within 60 days: Allen Bernkrant, 34,988; Lawrence Blum, 59,492; Alfred Camner, 25,527; Janette Davis, 8,400; Mehdi Ghomeshi, 71,300; Marc Jacobson, 27,323; Marc Lipsitz, 47,550; Michael Clutter, 8,666; Neil Messinger, 18,457; Vincent Post, 9,732; Anne Solloway, 17,726; and current Directors and Executive Officers as a group, 338,961.

(3) Includes shares which are jointly or indirectly owned by the following persons in approximately the amounts indicated: Allen Bernkrant, 33,159; Lawrence Blum, 94,278; Marc Jacobson, 12,582; Marc Lipsitz, 4,150; Neil Messinger, 3,286; Phillip Frost, 822,889 and Charles Stuzin, 6,373.

(4) Alfred R. Camner is Anne W. Solloway's son and holds beneficial ownership of Mrs. Solloway's shares through a durable power of attorney. Such shares are counted only once in computing the aggregate number of shares owned by current directors and executive officers as a group.

(5) Includes 407,000 shares of Series B Preferred Stock which may be acquired by Alfred Camner through the exercise of options exercisable within 60 days.

(6) Series B Preferred Stock includes 10,688 shares which are indirectly owned by the stockholder; Class B Common Stock includes 108,351 shares which are indirectly owned by the stockholder and Class A Common Stock includes 46,383 shares which are indirectly owned by the stockholder.

(7) Includes 545,663 shares of Class B Common Stock which may be acquired through the exercise of options exercisable within 60 days.

(8) Includes grants of restricted shares of Class A Common Stock to the following persons in the amounts indicated, which were made on October 25, 2000, during the 2001 fiscal year; Lawrence Blum, 250; Alfred Camner, 13,333; Michael Clutter, 800; Janette Davis, 1,000; Mehdi Ghomeshi, 10,000; and Vincent Post, 1,000. The shares vest and become unrestricted over a period of five years from the date of grant.

(9) Patricia Chong's employment with the Company terminated in September 2000. Information pertaining to Ms. Chong's compensation is included in this table pursuant to the Rules. This information is correct, to the Company's knowledge, as of September 30, 2000.

(10) Includes options to purchase 380,150 shares of Class B Common Stock and 18,824 shares of Class A Common Stock.

(11)     Based on information received from the stockholder.

(12)     Includes options to purchase 5,000 shares of Class B Common Stock.

(13) Based on information as of December 1, 2000, which was received from the stockholder. The holder is a registered investment adviser.

(14) Based on information as of September 30, 2000, which was received from the stockholder. These shares are held as investment advisor and investment manager.

                                  MISCELLANEOUS


Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the National Association of Securities Dealers, Inc. Executive officers, directors and 10% stockholders are required by regulation to furnish the Company with copies of all such Section 16(a) filings made. The Company believes that, during the fiscal year ended September 30, 2000, its executive officers, directors and holders of more than 10% of the Company's Class A Common complied with all applicable Section 16(a) filing requirements, except that each of the following persons filed one late report of a transaction during the fiscal year due to various lapses in communication: Michael Clutter, Janette Davis, Marc Jacobson, Alfred Camner, Anne Solloway, Allen Bernkrant, Iliana Castillo-Frick, Lisa Barrera and Thomas Clark.


Independent Auditors

         The Audit Committee recommended and the Board of Directors approved the selection of the accounting firm of PricewaterhouseCoopers LLP to audit the Company's financial statements for the 2001 fiscal year. PricewaterhouseCoopers LLP audited the Company's financial statements for the 2000 fiscal year. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.


Stockholder Proposals

         Proposals of stockholders intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be in writing and be received by the Secretary of the Company at its executive offices, 255 Alhambra Circle, Coral Gables, Florida 33134, no later than August 31, 2001 for inclusion in the Company's proxy statement relating to such meeting, subject to applicable rules and regulations.

                                             By Order of the Board of Directors


                                             ALFRED R. CAMNER
                                             Chairman of the Board and
                                             Chief Executive Officer
December 29, 2000

                                    Exhibit A

                                     CHARTER
                             of the AUDIT COMMITTEE
                          of the BOARD OF DIRECTORS of
                        BANKUNITED FINANCIAL CORPORATION



         The Board of Directors (the "Board") of BankUnited Financial Corporation (the "Corporation") has determined that the Audit Committee of the Board shall assist the Board in fulfilling certain of the Board's oversight responsibilities. The Board hereby adopts this charter to establish the governing principles of the Audit Committee.

I.       Role of the Audit Committee

         The role of the Audit Committee is to act on behalf of the Board in fulfilling the following responsibilities of the Board:

         A. To oversee all material aspects of the Corporation's reporting, control and audit functions, except those that are specifically related to the responsibilities of another committee of the Board;

         B. To monitor the independence and performance of the Corporation's independent accountants; and

         C. To provide a means for open communication among the Corporation's independent accountants, financial and senior management, the internal audit department and the Board.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate or are in accordance with generally accepted accounting principles. The responsibility to plan and conduct external audits is that of the Corporation's independent accountants. The Corporation's management has the responsibility to determine that the Corporation's financial statements are complete and accurate and in accordance with generally accepted accounting principles. Nor is it the duty of the Audit Committee to assure the Corporation's compliance with laws and regulations or compliance with the Corporation's code of ethical conduct. The primary responsibility for these matters also rests with the Corporation's management.

II.      Composition of the Audit Committee

         A. The Board shall designate the members of the Audit Committee at the Board's annual organizational meeting and the members shall serve until the next such meeting or until their successors are designated by the Board.

         B. The Audit Committee shall consist of three members who are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as committee members. Committee members shall have a basic understanding of finance and accounting and shall be able to read and understand financial statements. One member of the Committee shall have accounting or related financial management experience. In addition, the members of the Audit Committee shall meet the requirements of the rules of the principal market or transaction reporting system on which the Corporation's securities are traded or quoted (i.e., New York Stock Exchange, American Stock Exchange or the Nasdaq Stock Market).

III.     Meetings of the Audit Committee

         The Audit Committee shall meet at least four times annually, or more frequently as circumstances may require. The Chair of the Audit Committee shall be responsible for meeting with the independent accountants at their request to discuss the interim financial statements.

IV.      Responsibilities of the Audit Committee

         The Audit Committee shall have the responsibility with respect to:

         A.       The Corporation's Risks and Control Environment:

                  o To discuss with the Corporation's management, independent accountants and internal audit department the integrity of the Corporation's financial reporting processes and controls, particularly the controls in areas representing significant financial and business risks;

                  o To review and update periodically a code of ethical conduct and review the Corporation's procedures to enforce compliance with the code; and

                  o To investigate any matter brought to its attention within the scope of its duties.

         B.       The Corporation's Independent Accountants:

                  o To evaluate annually the effectiveness and objectivity of the Corporation's independent accountants and recommend to the Board the engagement or replacement of the independent accountants;

                  o To ensure that the Audit Committee receives annually from the Corporation's independent accountants the information about all of the relationships between the independent accountants and the Corporation that the independent accountants are required to provide to the Audit Committee, to actively engage in a dialogue with the independent accountants about any relationships between the independent accountants and the Corporation or any services that the independent accountants provide or propose to provide that may impact upon the objectivity and independence of the independent accountants and to take, or recommend that the Board take, any appropriate action to oversee the independence of the independent accountants;

                  o To have a relationship with the independent accountants because of the ultimate responsibility of the independent accountants to the Board and the Audit Committee, as representatives of the shareholders; and

                  o To approve the fees and other compensation paid to the independent accountants.

         C.       The Corporation's Financial Reporting Process:

                  o To oversee the Corporation's selection of and major changes to material accounting policies;

                  o To meet with the Corporation's independent accountants and financial management both to discuss the proposed scope of the audit and to discuss the conclusions of the audit, including any items that the independent accountants are required by generally accepted auditing standards to discuss with the Audit Committee, such as, any significant changes to and quality of the Company's accounting policies, the integrity of the Corporation's financial reporting process and any proposed changes or improvements in financial, accounting or auditing practices;

                  o To discuss with the Corporation's financial management and independent accountants the Corporation's annual results and, when appropriate, the interim results before they are made public;

                  o To review and discuss with the Corporation's financial management and independent accountants the Corporation's audited financial statements and, when appropriate, the Corporation's interim financial statements, before they are made public; and

                  o To issue for public disclosure by the Corporation the report required by the rules of the Securities and Exchange Commission.

         D.       The Corporation's Internal Audit Process:

                  o To review, assess and approve the charter for the internal audit department;

                  o To review and approve the annual internal audit plan of, and any special projects to be undertaken by, the internal audit department;

                  o To discuss with the internal audit department any changes to, and the implementation of, the internal audit plan and any special projects and discuss with the internal audit department the results of the internal audits and any special products; and

                  o To oversee the activities, organization structure and qualifications of the internal audit department.

         E.       Other Matters

                  o To review and update, at least annually, this charter of the Audit Committee;

                  o To review reports and any financial information submitted by the Corporation to a government body or the public;

                  o To report to the Board the matters discussed at each meeting of the Audit Committee;

                  o To keep an open line of communication with the financial and senior management, the internal audit department, the independent accountants and the Board; and

                  o To retain, at the Corporation's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

                                   Appendix 1


                        BANKUNITED FINANCIAL CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS




         The undersigned hereby appoints ALFRED R. CAMNER and LAWRENCE H. BLUM or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of BankUnited Financial Corporation (the "Company") to be held on January 29, 2001 at 11:00 a.m., local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Class B Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.


                   (To be signed on Reverse Side)                    SEE REVERSE
                                                                         SIDE

[x]  Please mark your votes as in this example.

1.   Proposal One - Election of Directors
        Nominees:                 Class II                For        Against
                                  --------
                                  Lawrence H. Blum        [ ]          [ ]
                                  Alfred R. Camner        [ ]          [ ]
                                  Mehdi Ghomeshi          [ ]          [ ]

                    To withhold authority to vote for any nominee, write full name of nominee on the line below:_______________________
                    _________________________________________________________
                    _________________________________________________________

2.   Proposal Two - Approval of                                        Please mark, sign, date and
     Amendments to the 1996 Incentive                                  return this Proxy card promptly,
     Compensation and Stock Award                                      using the enclosed envelope.

         a)  to Increase the Number of
             Authorized Shares

                                        For   Against  Abstain         This Proxy is revocable and
                                        [ ]     [ ]      [ ]           when properly executed will be
                                                                       voted in the manner directed by
         b)  to Establish a Per Person                                 the undersigned shareholder,
             Annual Limit                                              UNLESS CONTRARY DIRECTION IS
                                                                       GIVEN, THIS PROXY WILL BE VOTED
                                        For   Against  Abstain         "FOR" THE PROPOSALS.
                                        [ ]     [ ]      [ ]

Signature                   Date               Signature                              Date
         ------------------     --------------          -----------------------------     -------------------------
                                                          Signature if held jointly


Note: Please sign exactly as your name(s) appears hereon. When signing in a representative capacity, please give title.

                        BANKUNITED FINANCIAL CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS




     The undersigned hereby appoints ALFRED R. CAMNER and LAWRENCE H. BLUM or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of BankUnited Financial Corporation (the "Company") to be held on January 29, 2001 at 11:00 a.m., local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Noncumulative Convertible Preferred Stock, Series B of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.


                   (To be signed on Reverse Side)                    SEE REVERSE
                                                                         SIDE

[x]  Please mark your votes as in this example.

1.   Proposal One - Election of Directors
        Nominees:                 Class II                For        Against
                                  --------
                                  Lawrence H. Blum        [ ]          [ ]
                                  Alfred R. Camner        [ ]          [ ]
                                  Mehdi Ghomeshi          [ ]          [ ]

                    To withhold authority to vote for any nominee, write full name of nominee on the line below:_______________________
                    _________________________________________________________
                    _________________________________________________________

2.   Proposal Two - Approval of                                        Please mark, sign, date and
     Amendments to the 1996 Incentive                                  return this Proxy card promptly,
     Compensation and Stock Award                                      using the enclosed envelope.

         a)  to Increase the Number of
             Authorized Shares

                                        For   Against  Abstain         This Proxy is revocable and
                                        [ ]     [ ]      [ ]           when properly executed will be
                                                                       voted in the manner directed by
         b)  to Establish a Per Person                                 the undersigned shareholder,
             Annual Limit                                              UNLESS CONTRARY DIRECTION IS
                                                                       GIVEN, THIS PROXY WILL BE VOTED
                                        For   Against  Abstain         "FOR" THE PROPOSALS.
                                        [ ]     [ ]      [ ]

Signature                   Date               Signature                              Date
         ------------------     --------------          -----------------------------     -------------------------
                                                          Signature if held jointly

Note: Please sign exactly as your name(s) appears hereon. When signing in a representative capacity, please give title.

                        BANKUNITED FINANCIAL CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS




     The undersigned hereby appoints ALFRED R. CAMNER and LAWRENCE H. BLUM or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of BankUnited Financial Corporation (the "Company") to be held on January 29, 2001 at 11:00 a.m., local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Class A Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.


                   (To be signed on Reverse Side)                    SEE REVERSE
                                                                         SIDE

[x]  Please mark your votes as in this example.

1.   Proposal One - Election of Directors
        Nominees:                 Class II                For        Against
                                  --------
                                  Lawrence H. Blum        [ ]          [ ]
                                  Alfred R. Camner        [ ]          [ ]
                                  Mehdi Ghomeshi          [ ]          [ ]

                    To withhold authority to vote for any nominee, write full name of nominee on the line below:_______________________
                    _________________________________________________________
                    _________________________________________________________

2.   Proposal Two - Approval of                                        Please mark, sign, date and
     Amendments to the 1996 Incentive                                  return this Proxy card promptly,
     Compensation and Stock Award                                      using the enclosed envelope.

         a)  to Increase the Number of
             Authorized Shares

                                        For   Against  Abstain         This Proxy is revocable and
                                        [ ]     [ ]      [ ]           when properly executed will be
                                                                       voted in the manner directed by
         b)  to Establish a Per Person                                 the undersigned shareholder,
             Annual Limit                                              UNLESS CONTRARY DIRECTION IS
                                                                       GIVEN, THIS PROXY WILL BE VOTED
                                        For   Against  Abstain         "FOR" THE PROPOSALS.
                                        [ ]     [ ]      [ ]

Signature                   Date               Signature                              Date
         ------------------     --------------          -----------------------------     -------------------------
                                                          Signature if held jointly

Note: Please sign exactly as your name(s) appears hereon. When signing in a representative capacity, please give title.

                                   Appendix 2



                        BANKUNITED FINANCIAL CORPORATION

                1996 INCENTIVE COMPENSATION AND STOCK AWARD PLAN
                 (As proposed for amendment on January 29, 2001)



     1. Purpose. The purpose of this 1996 Incentive Compensation and Stock Award Plan (the "Plan") is to assist BankUnited Financial Corporation (the "Company") and its subsidiaries and affiliates in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors and affiliates enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value.

     2.  Definitions.

     For purposes of the Plan, the following terms shall be defined as set forth below:

         (a) "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan, provided that such entity is controlled by or under common control with the Company.

         (b) "Award" means any Option, Restricted Stock, Restricted Stock Units, Stock Bonus or Stock Award in Lieu of Cash, or Other Stock-Based Award granted to a Participant under the Plan.

         (c) "Award Agreement" means any written agreement, contract or other instruments or document evidencing an Award.

         (d) "Beneficiary" means the person, persons, trust or trusts which have been designated by such Participant in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Participant, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

         (e) "Board" means the Board of Directors of the Company.

         (f) "Change in Control" means Change in Control as defined with related terms in Section 8.

         (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

         (h) "Committee" means the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided, however, that Committee action shall be taken by act of such members specified in, and otherwise in accordance with, Section 3(b). The Committee shall consist solely of two or more directors of the Company. In appointing members of the Committee, the Board will consider whether each member will qualify as a "non-employee director" within the meaning of Rule 16b-3(b)(3), but such members are not required to so qualify at the time of appointment or during their term of service on the Committee.

         (i) "Company" means BankUnited Financial Corporation, a corporation organized under the laws of the State of Florida, or any successor corporation.

         (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

         (k) "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any given date shall mean the per share value of Stock as determined by using the average of the mean of the closing prices of such Stock as quoted on the NASDAQ system on each of the immediately preceding five days on which the stock was traded, as reported for such dates in the table contained in The Wall Street Journal or an equivalent successor table.

         (l) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

         (m) "NQSO" means any Option that is not an ISO.

         (n) "Option" means a right, granted to a Participant under Section 6(b), to purchase Stock or other Awards. An Option may be either an ISO or an NQSO.

         (o) "Participant" means a person who, as an executive officer, officer, director, or employee or independent contractor of the Company (which includes employees of Subsidiaries or Affiliates), has been granted an Award under the Plan.

         (p) "Restricted Stock" means an award of shares of Stock to a Participant under Section 6(d) that may be subject to certain restrictions and to a risk of forfeiture.

         (q) "Restricted Stock Unit" means a right, granted to a Participant under Section 6(d), to receive Stock or cash at the end of a specified deferral period.

         (r) "Plan" means this 1996 Incentive Compensation and Stock Award Plan.

         (s) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

         (t) "Stock" means the Series I Class A Common Stock, the Class B Common Stock (which together shall be referred to as "Common Stock"), or the Noncumulative Convertible Preferred Stock, Series B ("Preferred Stock") of the Company or such other securities as may be substituted or resubstituted therefor pursuant to Section 5.

         (u) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     3.  Administration.

         (a) Authority of the Committee. Except as otherwise provided herein, the Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

             (i)    to select Participants to whom Awards may be granted;

             (ii)   to designate Affiliates;

             (iii) to determine the type or types of Awards to be granted to each Participant;

             (iv) to determine the type and number of Awards to be granted, the number and type of shares of Stock to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waivers or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

             (v) to determine whether, and to what extent, the right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions;

             (vi) to determine whether, to what extent, and under what circumstances an Award may be settled or the exercise price of an Award may be cancelled, forfeited, exchanged, or surrendered;

             (vii) to determine whether, to what extent, and under what circumstances an Award will be deferred either automatically, at the election of the Committee, or at the election of the Participant, and whether to create trusts and deposit Stock or other property therein;

             (viii) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

             (ix) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

             (x) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder; and

             (xi) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Other provisions of the Plan notwithstanding, the Board may perform any function of the Committee under the Plan, including without limitation for the purpose of ensuring that transactions under the Plan by Participants who are then subject to Section 16 of the Exchange Act in respect of the Company are exempt under Rule 16b-3. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board.

         (b) Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Non-Employee Director as defined in Rule 16b-3, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more members who are Non-Employee Directors, or (ii) by the Committee but with each such member who is not a Non-Employee Director abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more members who are Non-Employee Directors. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-qualifying member(s), shall be the action of the Committee for purposes of the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Affiliates, Participants, any person claiming any rights under the Plan from or through any Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform administrative functions and such other functions as the Committee may determine, to the extent permitted under applicable law, and in the case of a Participant then subject to Section 16 of the Exchange Act with respect to the Company, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1).

         (c) Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company's independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company or its Subsidiaries acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.


     4.  Eligibility.

         (a) Generally. Executive officers, officers, directors and employees of the Company, including employees of the Company's Subsidiaries and Affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or its Subsidiaries are eligible to be granted Awards under the Plan.

         (b) Annual Per-Person Limitation. Subject to adjustment as hereinafter provided in Sections 5(a) and 5(d), in each calendar year during any part of which the Plan is in effect, a Participant may be granted Awards in the form of Stock Options relating to no more than 450,000 shares of Stock (the "Annual Limit"), plus the amount of the Participant's unused Annual Limit as of the close of the previous year. The Annual Limit shall not apply to Awards other than stock options.

     5.  Stock Subject to the Plan; Adjustment.

         (a) Number of Shares. Subject to adjustment as hereinafter provided, the number of shares of Common Stock for which Options may be granted under the Plan shall be 2,890,000, and the number of shares of Common Stock which may be issued in connection with Stock Bonuses, Stock Awards, Restricted Stock and Restricted Stock Units in lieu of cash or other Stock-Based Awards shall be 260,000, provided however that to the extent that the total number of shares of Common Stock does not exceed 3,150,000 the Committee may reallocate the split between the number of shares of Common Stock for which Options may be granted and the number of shares of Common Stock which may be issued in connection with Stock Bonuses, Stock Awards, Restricted Stock and Restricted Stock Units in lieu of cash or other Stock-Based Awards. Additionally, subject to adjustment as hereinafter provided the number of shares of Noncumulative Convertible Preferred Stock, Series B for which Options may be granted and which may be issued in connection with Stock Bonuses, Stock Awards, Restricted Stock and Restricted Stock Units in lieu of cash or other Stock-Based Awards shall be 650,000.

         (b) Manner of Counting Shares. If any shares subject to an Award are forfeited, cancelled, exchanged, or surrendered or such Award otherwise terminates without a distribution of shares to the Participant such number of shares will again be available for Awards under the Plan. The Committee may make determinations and adopt regulations for the counting of shares relating to any Awards to ensure appropriate counting, avoid double counting (in the case of tandem or substitute awards), and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Award.

         (c) Type of Shares Distributable. Any shares of Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued shares or treasury shares, including shares acquired by purchase in the open market or in private transactions.

         (d) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property) which is special, large, and non-recurring, recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (ii) the number of and kind of shares of Stock issued or issuable in respect of outstanding Awards or, if deemed appropriate, make provisions for payment of cash or other property with respect to any outstanding Award, (iii) the Annual Limit, number of and kind of shares subject to Stock Options which may be granted pursuant to Section 4(b), and (iv) the exercise price, grant price, or purchase price relating to any Award; provided, however, in each case that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(h) of the Code, unless the Committee determines otherwise. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria and performance objectives included in Awards, in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company or any Subsidiary, or business unit, or the financial statements thereof, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations, or business conditions or in view of the Committee's assessment of the business strategy of the Company, a Subsidiary, or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.

     6.  Specific Terms of Awards.

         (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms regarding forfeiture of Awards or continued exercisability of Awards in the event of termination of employment by the Participant.

         (b) Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

             (i) Exercise Price. Unless otherwise required by applicable law, the exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided, however, that, except as provided in
     Section 7(a), such exercise price shall be not less than the Fair Market Value of a share on the date of grant of such Option.

             (ii) Time and Method of Exercise. The Committee shall determine at the date of grant or thereafter the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards, notes or other property, and the methods by which Stock will be delivered or deemed to be delivered to Participants (including, without limitation, deferral of delivery of shares under a deferral arrangement).

             (iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code.

         (c) Restricted Stock. The Committee is authorized to grant Restricted Stock or Restricted Stock Units ("RSU") to Participants on the following terms and conditions:

             (i) Issuance and Restrictions. Restricted Stock and RSU shall be subject to such restrictions on transferability and other restrictions, if any, as the committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstance, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the Award Agreement relating to the Restricted Stock or RSU, a Participant granted Restricted Stock or RSU shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

             (ii) Forfeiture. Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock or RSU, and any accrued but unpaid dividend(s) that is or are then subject to a risk of forfeiture shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock or RSU will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

             (iii) Certificates for Stock. Restricted Stock or RSU granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Company shall retain physical possession of the certificate, and the Company may require the Participant to deliver a stock power, endorsed in blank, relating to the Restricted Stock. Upon expiration of the deferral period specified for RSU by the Committee (or, if permitted by the Committee, as elected by the participant) the stock underlying such RSU shall be delivered.

             (iv) Dividends. Dividends paid on Restricted Stock or RSU shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred or the amount or value thereof automatically reinvested in additional Restricted Stock, RSU, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock or RSU with respect to which such Stock or other property has been distributed.

         (d) Stock Bonuses and Stock Awards in Lieu of Cash Awards. The Committee is authorized to grant Stock as a bonus, or to grant other Awards, in lieu of Company commitments to pay cash under other plans or compensatory arrangements. Stock or Awards granted hereunder shall have such other terms as shall be determined by the Committee.

         (e) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or other securities, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, rights convertible or exchangeable into Stock or such securities, purchase rights for Stock or such other securities, and Awards with value or payment contingent upon performance of the Company, or a Subsidiary, or upon any other factor or performance condition designated by the Committee. The Committee is authorized to make cash awards pursuant to this Section 6(e) as an element of or supplement to any other Award under the Plan.

     7.  Certain Provisions Applicable to Awards.

         (a) Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in exchange or substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of a Participant to receive payment from the Company or any Subsidiary or Affiliate. Awards may be granted in addition to or in tandem with such other Awards or awards and may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The per share exercise price of any Option, or purchase price of any other Award conferring a right to purchase Stock which is granted, in connection with the substitution of awards granted under any other plan of the Company or any Subsidiary or Affiliate or any business entity to be acquired by the Company or any Subsidiary or Affiliate, shall be determined by the Committee, in its discretion.

         (b) Terms of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

         (c) Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The Committee may make rules relating the installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments.

         (d) Rule 16b-3 Compliance.

             (i) Six-Month Holding Period. Unless a Participant could otherwise dispose of equity securities, including derivative securities, acquired under the Plan without incurring liability under Section 16(b) of the Exchange Act, equity securities acquired under the Plan must be held for a period of six months following the date of such acquisition, provided that this condition shall be satisfied with respect to a derivative security if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

             (ii) Other Compliance Provisions. With respect to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction by such a Participant is exempt from liability under Rule 16b-3, except that such a Participant may be permitted to engage in a non-exempt transaction under the Plan if written notice has been given to the Participant regarding the non-exempt nature of such transaction. Unless otherwise specified by the Participant, equity securities, including derivative securities, acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

     8.  Change in Control Provisions.

         (a) Acceleration Upon Change in Control. In the event of a "Change in Control," as defined in this Section:

             (i) any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested; and

             (ii) the restrictions, deferral limitations, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested, and any performance conditions imposed with respect to Awards shall be deemed to be fully achieved; provided, however, that, the Board may determine, by entry of a resolution prior to the occurrence of a Change in Control, that a Change in Control will not result in some or all of the consequences specified in (i) or (ii) or will not result in such consequences for specified Participants.

         (b) "Change in Control" Defined. For purposes of the Plan, a "Change in Control" shall have occurred if:

             (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or any person or group of persons who as of the date of approval of this Plan by the Board of Directors of the Company owns, directly or indirectly 10% or more of the combined voting power of the securities of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities;

             (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquired 50% or more of the combined voting power of the Company's then outstanding securities; or

             (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

     9.  General Provisions.

         (a) Compliance with Legal and Exchange Requirements. The Company shall not be obligated to take any action under the Plan and any Award Agreement, unless and until it is satisfied that all applicable federal and state laws, rules and regulations, and approvals by any regulatory or governmental agency have been complied with or obtained. The Company, in its discretion, may postpone the issuance or delivery of Stock under any Award until completion of such stock exchange listing or registration or qualification of such Stock or other required action under any state, federal or foreign law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

         (b) Nontransferabililty. Except as otherwise provided in this Section 9(b), Awards shall not be transferable by a Participant other than by will or the laws of descent and distribution or pursuant to a designation of a Beneficiary, and Awards shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative. In addition, except as otherwise provided in this Section 9(b), no rights under the Plan may be pledged, mortgaged, hypothecated, or otherwise encumbered, or subject to the claims of creditors. The foregoing notwithstanding, the Committee may, in its sole discretion, provide that Awards (or rights or interests therein) other than ISOs shall be transferable, including but not limited to permitting transfers to a Participant's immediate family members (i.e., spouse, children, or grandchildren, as well as the Participant), to trusts for the benefit of such family members or other transfers deemed by the Committee to be not inconsistent with the purposes of the Plan.

         (c) No Right to Continued Employment. Neither the Plan nor any action taken thereunder shall be construed as giving any Participant the right to be retained in the employ or service of the Company or any of its Subsidiaries or Affiliates, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates to terminate any Participant's employment or services at any time.

         (d) Taxes. The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

         (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuations, or termination oft he Plan may materially adversely affect the rights of such Participant under any Award theretofore granted to him or her. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award Agreement relating thereto: provided, however, that, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially adversely affect the rights of such Participant under such Awards. Following the occurrence of a Change in Control, the Board may not terminate this Plan or amend this Plan in any manner adverse to Participants.

         (f) No Right to Awards; No Stockholder Rights. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred to the Participant in accordance with the terms of the Award.

         (g) Unfunded Status of Awards and Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. If an to the extent authorized by the Committee, the Company may deposit into such a trust Stock or other assets for delivery to the Participant in satisfaction of the Company's obligations under any Award. If so provided by the Committee, upon such a deposit of Stock or other assets for the benefit of a Participant, there shall be substituted for the rights of the Participant to receive delivery of Stock and other payments under the Plan a right to receive the assets of the trust (to the extent that the deposited Stock or other assets represented the full amount of the Company's obligation under the Award at the date of deposit). The trustee of the trust may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

         (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

         (i) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

         (j) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of the state of Florida, without giving effect to principles of conflicts of laws, and applicable federal law.

         (k) Effective Date and Approval Date; Plan Termination. The Plan shall become effective upon approval by the Board of Directors (the "Effective Date"), provided, however, that the Plan shall be subject to the subsequent approval by the affirmative votes of the holders of a majority of voting securities present in person or represented by proxy, and entitled to vote on the subject matter, at a meeting of Company stockholders duly held in accordance with the Florida Corporation Code, or any adjournment thereof in accordance with applicable provisions of the Florida Corporation Code, such stockholder approval to be obtained not later than one year after the Effective Date (the

"Approval Date"). Any Awards granted under the Plan prior to such approval of stockholders shall be subject to such approval and in the absence of such approval, such Awards shall be null and void. Unless earlier terminated by the Board, the Plan will terminate at such time as the Company has no further obligations with respect to any Award granted under the Plan; provided, however, that ISOs may not be granted later than 10 years after the Effective Date..

         (l) Title and Headings. The titles and headings of the sections in the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.